UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2009

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street

P.O. Box 500

Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 16, 2009, Hovnanian Enterprises, Inc. issued a press release announcing its preliminary financial results for the fourth quarter and fiscal year ended October 31, 2009. A copy of the press release is attached as Exhibit 99.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Earnings Press Release contains information about EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The most directly comparable GAAP financial measure is net income (loss). A reconciliation of EBITDA and Adjusted EBITDA to net loss is contained in the Earnings Press Release. The Earnings Press Release contains information about Loss Before Income Taxes Excluding Land-Related Charges, Intangible Impairments and Loss (Gain) on Extinguishment of Debt, which is a non-GAAP financial measure. The most directly comparable GAAP financial measure is Loss Before Income Taxes. A reconciliation of Loss Before Income Taxes Excluding Land-Related Charges, Intangible Impairments and Loss (Gain) on Extinguishment of Debt to Loss Before Income Taxes is contained in the Earnings Press Release.

Management believes EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure our financial performance and our ability to service our debt obligations. EBITDA is also one of several metrics used by our management to measure the cash generated from our operations. EBITDA does not take into account substantial costs of doing business, such as income taxes and interest expense. While many in the financial community consider EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, income before income taxes, net income, cash flow provided by operating activities and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission. Additionally, our calculation of EBITDA may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Management believes Loss Before Income Taxes Excluding Land-Related Charges, Intangible Impairments and Loss (Gain) on Extinguishment of Debt to be relevant and useful information because it provides a better metric of the Company's operating performance. Loss Before Income Taxes Excluding Land-Related Charges, Intangible Impairments and Loss (Gain) on Extinguishment of Debt should be considered in addition to, but not as a substitute for, income before income taxes, net income and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission. Additionally, our calculation of Loss Before Income Taxes Excluding Land-Related Charges, Intangible Impairments and Loss (Gain) on Extinguishment of Debt may be different than the calculation used by other companies, and, therefore, comparability may be affected.

The Earnings Press Release also contains information about Cash Flow, which is a non-GAAP financial measure.  The most directly comparable GAAP financial measure is Net Cash provided by (or used in) Operating Activities. As discussed in the Earnings Press Release, the Company uses cash flow to mean the amount of Net Cash provided by (or used in) Operating Activities for the period, as reported on the Consolidated Statement of Cash Flows, excluding changes in mortgage notes receivable at the mortgage company, plus (or minus) the amount of Net Cash provided (or used in) Investing Activities, plus the change in restricted cash required to collateralize letters of credit, plus cash spent to fund accrued and unpaid interest on the notes repurchased (which interest would otherwise have been due and payable in the following quarter). Management believes the amount of Cash Flow in any period is relevant and useful information as Cash Flow is a standard measure commonly reported and widely used by analysts, investors and others to measure our financial performance and our ability to service and repay our debt obligations. Cash Flow is also one of several metrics used by our management to measure the cash generated from (our used in) our operations and to gauge our ability to service and repay our debt obligations.  For our Company, the change in the balance of mortgage notes receivable held at the mortgage company, which is included in Operating Activities, is added back to the calculation because it is generally offset by a similar amount of change in the amount outstanding under the mortgage warehouse line of credit (included as a Financing Activity), and would inaccurately distort the amount of Cash Flow reported if it were included.  Unlike EBITDA, Cash Flow takes into account the payment of current income taxes and interest costs that are due and payable in the period.  Cash Flow should be considered in addition to, but not as a substitute for, EBITDA, income before income taxes, net income, cash flow provided by operating activities and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company’s reports filed with the Securities and Exchange Commission.  Additionally, our calculation of Cash Flow may be different than the calculation used by other companies, and, therefore, comparability may be affected.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99	Earnings Press Release–Fourth Quarter and Fiscal Year Ended October 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)
By:	/s/ J. Larry Sorsby
Name: J. Larry Sorsby
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: December 16, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99	Earnings Press Release–Fourth Quarter and Fiscal Year Ended October 31, 2009.